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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) January 30, 2003
                                                         ----------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                          1-13936              52-1940834
      --------                      ---------------          ----------
(State or other Jurisdiction of      (Commission            (IRS Employer
 Incorporation or Organization       File Number)           Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEMS 1, 2, 3, 4, 5, 6 AND 8.      NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1      Press Release dated January 30, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

      On January 30, 2003, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank and Broadway National Bank, announced that its annual meeting of stockholders will be held on April 30, 2003.

      The press release announcing the Annual Meeting is attached as Exhibit
99.1 and incorporated by reference.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BOSTONFED BANCORP, INC.



Dated: February 3, 2003              By:   /s/ John A. Simas
                                           ----------------------------------
                                           Name: John A. Simas
                                           Title:   Executive Vice President,
                                           Chief Financial Officer and Secretary




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                                  EXHIBIT INDEX


Exhibit 99.1    Press Release issued by BostonFed Bancorp, Inc. on
                January 30, 2003.